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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): February 3, 2005

                               COMCAST CORPORATION
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             (Exact name of registrant as specified in its charter)

     Pennsylvania                 000-50093                  27-0000798
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    (State or other           (Commission file             (IRS employer
    jurisdiction of                number)               identification no.)
    incorporation)

      1500 Market Street, Philadelphia, PA                   19102-2148
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     (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (215) 665-1700

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Item 2.02.  Results of Operations and Financial Condition

        On February 3, 2005, Comcast Corporation ("Comcast") issued a press release reporting the results of its operations for the three and twelve months ended December 31, 2004. The press release is attached hereto as Exhibit 99.1. Comcast does not intend for this Item 2.02 or Exhibit 99.1 to be treated as "filed" under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01.  Exhibits

Exhibit 99.1 Comcast Corporation press release dated February 3, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 3, 2005           COMCAST CORPORATION

                                   By:  /s/ Lawrence J. Salva
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                                        Lawrence J. Salva
                                        Senior Vice President,
                                        Chief Accounting Officer and Controller
                                        (Principal Accounting Officer)